POWER OF ATTORNEY

	    KNOW ALL PERSONS BY THESE PRESENTS, that the

undersigned hereby makes, constitutes and appoints J. Gentry Barden and

Kevin M. McNamara as the
undersigned's true and lawful
attorneys-in-fact,
with full power and authority
as hereinafter
described on behalf of and
in the name, place and stead of the

undersigned to:

	    (1)
prepare, execute, acknowledge, deliver
and file a Form ID
(including any
amendments or authentications
thereto) with respect to obtaining EDGAR codes, with the U.S. Securities and Exchange Commission;

	    (2)
prepare, execute, acknowledge,
deliver and file Forms 3, 4 and 5

(including any amendments thereto)
with respect to the securities of

HealthSpring, Inc., a Delaware
corporation (the "Company"), with the U.S.

Securities and Exchange
Commission, any national securities exchanges and the
Company, as
considered necessary or advisable under Section 16(a) of the

Securities Exchange Act of 1934 and the rules and regulations promulgated
thereunder, as amended from time to time (the "Exchange

Act");

	    (3) seek or obtain, as the undersigned's representative and on the undersigned's behalf, information on transactions in the
Company's securities
from any third party,
including brokers, employee
benefit plan administrators
and trustees,
and the undersigned hereby
authorizes any such person to release
any
such information to the
undersigned and approves and ratifies any such

release of information;
and

	    (4) perform any and all other
acts which in the discretion of
such
attorneys-in-fact are necessary
or desirable for and on behalf of
the
undersigned in connection with
the foregoing.

		  The
undersigned acknowledges that:


(1) this Power of Attorney
authorizes, but does not require, such

attorneys-in-fact to act in their
discretion on information provided to
such
attorneys-in-fact without
independent verification of such
information;

	    (2) any documents
prepared and/or executed by
such attorneys-in-fact on behalf of the
undersigned pursuant to this
Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

	    (3) neither
the Company nor such
attorneys-in-fact assumes (i) any
liability for the
undersigned's
responsibility to comply with the requirements of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange
Act; and


(4) this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the
Exchange Act, including without limitation the reporting requirements under
Section 16 of the Exchange Act.


The
undersigned hereby gives and grants the foregoing attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the
foregoing matters as fully to all intents and purposes as the undersigned might
or could do if present, with full power of substitution and revocation, hereby ratifying all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, of, for and on behalf of the undersigned, shall lawfully do or cause to be done by virtue of this Power of Attorney.


This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to such attorneys-in-fact.

	    IN WITNESS WHEREOF, the
undersigned has
caused this Power of Attorney
to be executed as of this
25th day of
January, 2006.


							    /s/ Robert Z. Hensley


---------------------------------------
							   Print Name:
Robert
Z. Hensley